UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                               November 12, 1999
                   Date of Report (Date of earliest reported)

                            AmeriNet Group.com, Inc.
             (Exact name of registrant as specified in its chapter)

                                    Delaware
                  (State or other jurisdiction of incorporation

                                    000-03718

                            (Commission File Number)

                                   11-2050317

                        (IRS Employer Identification No.)

         2500 North Military Trail, Suite 225; Boca Raton, Florida 33431
               (Address of principal executive offices) (Zip Code)

                                 (561) 998-3435
               Registrant's telephone number, including area code

          902 Clint Moore Road, Suite 136-C; Boca Raton, Florida 33487 (Former name or former address, if changed since last report)

Item 5.         Other Events.


     These financial statements and pro-forma statements are being filed to replace those originally filed in a current report on Form 8-K filed with the Commission on January 26, 2000.

     As previously disclosed in the Registrant's Form 10-QSB for the period ended September 30, 1999, on November 11, 1999, but effective as of September 30, 1999 for all operating, financial, tax and accounting purposes, Wriwebs.com, Inc. ("WRI"), a Florida-based provider of Internet related services was merged into American Internet Technical Centers, Inc. a wholly owned subsidiary of the Registrant in a privately negotiated, arms-length transaction in consideration for 531,000 shares of the Registrant's common stock and the right to receive an additional 150,000 shares, based on future performance, distributed to the four stockholders of WRI.

     The financial statements of WRI and the pro forma financial information required to be filed in accordance with Item 7 of Form 8-K are filed herewith.

Item 7.         Financial Statements and Exhibits.

(a)      Financial Statements

     Audited Financial Statements of WRI for the years ended December 31, 1998 and Unaudited Financial Statements for the nine months ended September 30, 1999.

(b)      Pro forma financial information.

     AmeriNet Group.com, Inc. Pro Forma Combined Balance Sheets at December 31, 1998; Pro Forma Combined Statements of Operations for the twelve months ended December 31, 1998 and three months ended September 30, 1999 and six months ended June 30, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AmeriNet Group.com, Inc

Dated: March 3, 2000

                             /s/ Michael H. Jordan
                        ---------------------------------
                              Michael Harris Jordan
                                    President

                          Index to Financial Statements

     The following financial statements, pro forma financial information and exhibits are filed as part of this Form 8-K/A:

(a)     Financial Statements
Independent Auditor's Report
Balance Sheet
Statement of Operations
Statement of Changes in Stockholders' Deficit
Statement of Cash Flows
Notes to Financial Statements

(b)  Pro financial information.

                         Pro forma Financial Statements
                            AmeriNet Group.com, Inc.

On November 12, 1999, AmeriNet Group.com, Inc., through its wholly owned subsidiary, American Internet Technical Center, Inc., merged with WRIwebs.com, Inc. ("WRI"). As consideration the registrant issued 531,000 shares of its common stock to the shareholders of WRI and will issue 53,100 shares of common stock to Yankee Companies. Under the terms of the agreement the registrant will invest $300,000 in WRI within 120 days after the completion of the merger and the filing of the required reports with the Securities and Exchange Commission. In connection with the acquisition, the agreement provides that the current majority stockholder of WRI retains the right, for a period of two years starting on the 182nd day following completion of the Merger, to exchange all of his Amerinet securities issued pursuant to the agreement, including dividends or distributions based on the ownership thereof, for between seventy and eighty percent of the Surviving Corporation's Common Stock. The Surviving Corporation would repay all funds advanced to it or it's affiliates or designees directly or indirectly by or through Amerinet together with:

(a) Interest at the rate of six percent per annum from the day of funding, concurrently with the exercise of the Caputa option or

(b) Over a period of twenty four months, in equal installments, starting on the date of the exercise of the option, together with interest at the rate of eight percent per annum, payable first, and after all the interest has been paid of principle. Such repayment obligation is secured through a pledge of assets of the Surviving Corporation either having a value equal to 150% of the aggregate indebtedness or comprised of all of the Surviving Corporation's Capital Stock, in either case using forms of notes and security agreements mutually agreed to by Amerinet and the Surviving Corporation; and, the payment is guaranteed by Mr. Caputa.

The Company accounts for the investment in WRIwebs.com, Inc. under the equity method. The company recognizes 20 percent of WRI's net losses.


The following Pro Forma Combined Balance Sheet of the Registrant has been prepared by management of the Registrant based upon the balance sheets of the Registrant as of December 31, 1998. The Pro Forma Combined Statement of
Operations was prepared based upon the statement of operations for the Registrant for the twelve months ended December 31, 1998, the six months ended June 30,1999, and the three months ended September 30, 1999. The pro forma statement of operations also includes twenty percent (20%) in WRI's income or losses for the twelve months ended December 31, 1998, the six months ended June 30, 1999, and the three months ended September 30, 1999. The pro forma statements give effect to the transaction under the equity method of accounting and the assumptions and adjustments in the accompanying notes to pro forma combined financial statements. The pro forma combined balance sheet gives effect to the acquisition as if it had occurred as of December 31, 1998. The pro forma combined statement of operations for the year ended December 31, 1998, gives effect to the acquisition as if it had occurred as of January 1, 1998. The pro forma combined statement of operations for the six months ended June 30, 1999, gives effect to the acquisition as if it had occurred as of January 1, 1999. The pro forma combined statement of operations for the three months ended September 30, 1999, gives effect to the acquisition as if had occurred as of July 1, 1999.

The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The pro forma combined financial statements do not purport to represent what the combined companies' financial position or results of operations would actually have been had the acquisition occurred on such date or as of the beginning of the period indicated, or to project the combined companies' financial position or results of operations for any future period.

AmeriNet Group.com, Inc.
Pro Forma Combined Balance Sheets
December 31, 1998
(Unaudited)

                                                      Historical
                                          AmeriNet                  WRI                                        Pro Forma
                                      December 31, 1998      December 31, 1998       Total           Adjustments        Combined

Current assets:
Cash                                         $ 13,182               $ -          $ 13,182                                  $ 13,182
                                        --------------------------------------------------------------------------------------------
Other assets:
Investment in WRIwebs.com, Inc.                     -                 -                 -  (a)            748,104           748,104
                                        --------------------------------------------------------------------------------------------
Total assets                                 $ 13,182               $ -          $ 13,182               $ 748,104         $ 761,286
                                        ============================================================================================

Current liabilities:
Accounts payable                              $ 4,661               $ -           $ 4,661                                   $ 4,661
Accrued expenses                              147,000                 -           147,000                                   147,000
Deferred revenue                                    -                 -                 -                                         -
Cash overdraft                                      -                 -                 -                                         -
                                        --------------------------------------------------------------------------------------------
Total current liabilities                     151,661                 -           151,661                                   151,661
Equity subject to potential redemptions             -                 -                 -  (a)            748,104           748,104
                                        --------------------------------------------------------------------------------------------
Stockholders' deficit:
Preferred stock                                     -                 -                 -                                         -
Common stock                                   59,911                 -            59,911                                    59,911
Additional paid in capital                  2,930,395                 -         2,930,395                                 2,930,395
Accumulated deficit                        (3,128,785)                -        (3,128,785)                               (3,128,785)
                                        --------------------------------------------------------------------------------------------
Total stockholders' deficit                  (138,479)                -          (138,479)                      -          (138,479)
                                        --------------------------------------------------------------------------------------------
Total liabilities and stockholders' deficit  $ 13,182               $ -          $ 13,182               $ 748,104         $ 761,286
                                        ============================================================================================


1. The Pro Forma Balance Sheet at December 31, 1998, is based upon the balance sheets of the Registrant and WRIwebs.com, Inc. as of December 31, 1998.

(a) The purchase price for the acquisition of all the common stock of WRIwebs.com, Inc. was 584,000 shares at $1.281 per share. The Registrant accounts for the investment under the equity method.

AmeriNet Group.com, Inc.
Pro Forma Combined Statement of Income
For the twelve months ended December 31, 1998
(Unaudited)


                                                      Historical
                                          AmeriNet                  WRI
                                        Twelve months ended       Twelve months ended                Pro Forma         Pro Forma
                                      December 31, 1998      December 31, 1998       Total           Adjustments        Combined


Revenues earned                            $        -               $ -         $       -                               $         -

Cost of revenues earned                             -                 -                 -                                         -
                                        --------------------------------------------------------------------------------------------
Gross profit                                        -                 -                 -                                         -

Selling, general and admn expense                   -                 -                 -                                         -
                                        --------------------------------------------------------------------------------------------
Total operating expense                             -                 -                 -                       -                 -

Loss from operations                                -                 -                 -                       -                 -

Other income (expense)
Equity in losses of subsidiary                      -                 -                 -  (b)            (18,187)          (18,187)
                                        --------------------------------------------------------------------------------------------
Provision for income taxes                          -                 -                 -                       -                 -
                                        --------------------------------------------------------------------------------------------
Loss from discontinued operations            (562,415)                -          (562,415)                      -          (562,415)
                                        --------------------------------------------------------------------------------------------
Net loss                                   $ (562,415)              $ -         $(562,415)              $ (18,187)       $ (580,602)
                                        ============================================================================================
Basic net loss per share                      $ (0.13)                                                                      $ (0.12)
                                        ==================                                                              ============

Wieghted average shares
        outstanding                         4,174,778                                                                     4,758,878
                                        ==================                                                              ============

Fully diluted net loss per share           $   (0.13)                                                                     $   (0.12)
                                        ==================                                                              ============

Fully diluted average shares
        outstanding                         4,174,778                                                                     4,758,878
                                        ==================                                                              ============


1. The Pro Forma Statement of Operations for the year ended December 31, 1998 is based upon the twelve months ended December 31, 1998 for the Registrant and WRIwebs.com, Inc. and gives effect to the acquisition as if it had occured on January 1, 1998.

(b) The Registrant accounts for the investment under the equity method and recognizes 20% of WRI's losses of $90,935.

AmeriNet Group.com, Inc.
Pro Forma Combined Balance Sheets
June 30, 1999
(Unaudited)

                                                      Historical
                                          AmeriNet                  WRI                                        Pro Forma
                                      June 30, 1999             June 30, 1999   Total                Adjustments        Combined



Current assets:

Cash                                         $ 79,021               $ -          $ 79,021                                 $ 79,021
Accounts receivable, net                       76,662                 -            76,662                                   76,662
                                        --------------------------------------------------------------------------------------------
Total current assets                          155,683                 -           155,683                                  155,683

Property and equipment, net                    33,656                 -            33,656                                   33,656
                                        --------------------------------------------------------------------------------------------
Other assets:
Goodwill, net                               1,470,559                 -         1,470,559                                1,470,559
Investment in WRIwebs.com, Inc.                     -                 -                 -  (c)           748,104           748,104
Deposits                                       14,492                 -            14,492                                   14,492
                                        --------------------------------------------------------------------------------------------
Total other assets                          1,485,051                 -         1,485,051                748,104         2,233,155
                                        --------------------------------------------------------------------------------------------
Total assets                              $ 1,674,390               $ -       $ 1,674,390              $ 748,104       $ 2,422,494
                                        ============================================================================================

Current liabilities:
Accounts payable                             $ 10,648               $ -          $ 10,648                                 $ 10,648
Accrued expenses                               16,901                 -            16,901                                   16,901
Deferred revenue                               80,558                 -            80,558                                   80,558
Loans to stockholders                          29,333                 -            29,333                                   29,333
                                        --------------------------------------------------------------------------------------------
Total current liabilities                     137,440                 -           137,440                                  137,440

Equity subject to potential redemptions             -                 -                 -  (c)           748,104           748,104
                                        --------------------------------------------------------------------------------------------
Stockholders' equity:
Preferred stock                                     -                 -                 -
Common stock                                   80,948                 -            80,948                                   80,948
Additional paid in capital                  4,841,005                 -         4,841,005                                4,841,005
Accumulated deficit                        (3,385,003)                -        (3,385,003)                              (3,385,003)
                                        --------------------------------------------------------------------------------------------
Total stockholders' equity                  1,536,950                 -         1,536,950                      -         1,536,950
                                        --------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity $1,674,390               $ -       $ 1,674,390              $ 748,104       $ 2,422,494
                                        ============================================================================================


1. The Pro Forma Balance Sheet at June 30, 1999, is based upon the balance sheets of the Registrant and WRIwebs.com, Inc. as of June 30, 1999.

(c) The purchase price for the acquisition of all the common stock of WRIwebs.com, Inc. was 584,000 shares at $1.281 per share. The Registrant accounts for the investment under the equity method.

AmeriNet Group.com, Inc.
Pro Forma Combined Statement of Income
For the six months ended June 30, 1999
(Unaudited)

                                                      Historical
                                          AmeriNet                  WRI
                                      Six months ended         Six months ended                                 Pro Forma
                                      June 30, 1999             June 30, 1999   Total                Adjustments        Combined


Revenues earned                         $           -               $ -         $       -                               $        -

Cost of revenues earned                             -                 -                 -                                        -
                                        --------------------------------------------------------------------------------------------
Gross profit                                        -                 -                 -                      -                 -

Operating expenses:
Selling, general and admn expense             256,218                 -           256,218                                  256,218
                                        --------------------------------------------------------------------------------------------
     Total operating expenses                 256,218                 -           256,218                      -           256,218

Loss from operations                         (256,218)                -          (256,218)                                (256,218)

Other income (expense)
Equity in income of subsidiary                      -                 -                 -  (d)             7,532             7,532
                                        --------------------------------------------------------------------------------------------
Net loss                                   $ (256,218)              $ -        $ (256,218)               $ 7,532        $ (248,686)
                                        ============================================================================================

Basic net loss per share                      $ (0.04)                                                                     $ (0.04)
                                        ==================                                                              ============

Wieghted average shares
        outstanding                         6,091,566                                                                    6,675,666
                                        ==================                                                              ============

Fully diluted net loss per share              $ (0.04)                                                                     $ (0.04)
                                        ==================                                                              ============

Fully diluted average shares
        outstanding                         6,091,566                                                                    6,675,666
                                        ==================                                                              ============


1. The Pro Forma Statement of Operations for the six months ended June 30, 1999 is based upon the six months ended June 30, 1999 for the Registrant and WRIwebs.com, Inc. and gives effect to the acquisition as if it had occured on January 1, 1999.

(d) The Registrant accounts for the investment under the equity method and recognizes 20% of WRI's income of $37,658

AmeriNet Group.com, Inc.
Pro Forma Combined Balance Sheets
September 30, 1999
(Unaudited)

                                                      Historical
                                          AmeriNet                  WRI                                    ProForma
                                      September 30, 1999September 30, 1999      Total             Adjustments        Combined

Current assets:
Cash                                         $ 32,718               $ -          $ 32,718                                 $ 32,718
Accounts receivable, net                       49,093                 -            49,093                                   49,093
                                        --------------------------------------------------------------------------------------------
Total current assets                           81,811                 -            81,811                                   81,811

Property and equipment, net                    53,326                 -            53,326                                   53,326
                                        --------------------------------------------------------------------------------------------
Other assets:
Goodwill, net                                 639,589                 -           639,589                                  639,589
Investment in WRIwebs.com, Inc.                     -                 -                 -  (e)           748,104           748,104
Deposits                                       14,492                 -            14,492                                   14,492
                                        --------------------------------------------------------------------------------------------
Total other assets                            654,081                 -           654,081                748,104         1,402,185

Total assets                                $ 789,218               $ -         $ 789,218              $ 748,104       $ 1,537,322
                                        ============================================================================================

Current liabilities:
Accounts payable                             $ 65,370               $ -          $ 65,370                                 $ 65,370
Accrued expenses                               15,010                 -            15,010                                   15,010
Deferred revenue                               39,970                 -            39,970                                   39,970
Loans to stockholders                          29,333                 -            29,333                                   29,333
Loans payable - other                          75,000                 -            75,000                                   75,000
                                        --------------------------------------------------------------------------------------------
Total current liabilities                     224,683                 -           224,683                      -           224,683

Equity subject to potential redemptions             -                 -                 -  (e)           748,104           748,104
                                        --------------------------------------------------------------------------------------------
Stockholders' equity:
Preferred stock                                     -                 -                 -                                        -
Common stock                                   81,924                 -            81,924                                   81,924
Common stock to be retired                     (9,328)                             (9,328)                                  (9,328)
Additional paid in capital                  4,254,223                 -         4,254,223                                4,254,223
Accumulated deficit                        (3,762,284)                -        (3,762,284)                              (3,762,284)
                                        --------------------------------------------------------------------------------------------
Total stockholders' equity                    564,535                 -           564,535                      -           564,535

Total liabilities and stockholders' equity  $ 789,218               $ -         $ 789,218              $ 748,104       $ 1,537,322
                                        ============================================================================================


1. The Pro Forma Balance Sheet at September 30, 1999, is based upon the balance sheets of the Registrant and WRIwebs.com, Inc. as of September 30, 1999.

(e) The purchase price for the acquisition of all the common stock of WRIwebs.com, Inc. was 584,000 shares at $1.281 per share. The Registrant accounts for the investment under the equity method.

AmeriNet Group.com, Inc.
Pro Forma Combined Statement of Income
For the three months ended September 30, 1999
(Unaudited)

                                                      Historical
                                          AmeriNet                  WRI
                                        Three months ended  Three months ended                                ProForma
                                      September 30, 1999    September 30, 1999  Total             Adjustments        Combined

Revenues earned                             $ 168,169               $ -         $ 168,169                                $ 168,169

Cost of revenues earned                        69,109                 -            69,109                                   69,109
                                        --------------------------------------------------------------------------------------------
Gross profit                                   99,060                 -            99,060                      -            99,060

Operating expenses:
Selling, general and admn expense             476,341                 -           476,341                                  476,341
                                        --------------------------------------------------------------------------------------------
     Total operating expenses                 476,341                 -           476,341                      -           476,341

Loss from operations                         (377,281)                -          (377,281)                                (377,281)

Other income (expense)
Equity in income of subsidiary                      -                 -                 -  (f)           (18,153)          (18,153)
                                        --------------------------------------------------------------------------------------------
Net loss                                   $ (377,281)              $ -        $ (377,281)             $ (18,153)       $ (395,434)
                                        ============================================================================================

Basic net loss per share                      $ (0.05)                                                                     $ (0.05)
                                        ==================                                                              ============

Wieghted average shares
        outstanding                         8,148,308                                                                    8,732,408
                                        ==================                                                              ============

Fully diluted net loss per share              $ (0.05)                                                                     $ (0.05)
                                        ==================                                                              ============

Fully diluted average shares
      outstanding                          8,148,308                                                                     8,732,408
                                        ==================                                                              ============


1. The Pro Forma Statement of Operations for the three months ended September 30, 1999 is based upon the three months ended September 30, 1999 for the Registrant and WRIwebs.com, Inc. and gives effect to the acquisition as if it had occured on July 1, 1999.

(f) The Registrant accounts for the investment under the equity method and recognizes 20% of WRI's losses of $90,765.

                                WRIwebs.com, INC.

                              FINANCIAL STATEMENTS

                        FROM JANUARY 20, 1998 (INCEPTION)

                            THROUGH DECEMBER 31, 1998

                                TABLE OF CONTENTS

Independent Auditor's Report .............................................11

Financial Statements:

   Balance Sheets as of December 31, 1998 and unaudited as of
      June 30, 1999 and September 30, 1999 ...............................12

   Statements of  Operation  for the period from  January  20, 1998  (Inception)
      through  December 31, 1998 and unaudited for the six months ended June 30,
      1999 and for the three months ended September 30, 1999..............13

   Statements of Changes in  Stockholders'  Deficit for the period from  January
      20, 1998 (Inception) through December 31, 1998 and unaudited for the six months ended June 30, 1999 and for the three months ended
      September 30, 1999..................................................14

   Statements of Cash Flows for the period from  January  20,  1998  (Inception)
      through  December 31, 1998 and unaudited for the six months ended June 30,
      1999 and for the three months ended September 30, 1999 .............15

Notes to Financial Statements ............................................16-19

                       DASZKAL BOLTON MANELA DEVLIN & CO.
                          CERTIFIED PUBLIC ACCOUNTANTS

                   A PARTNERSHIP OF PROFESSIONAL ASSOCIATIONS
       2401 N.W. BOCA RATON BOULEVARD, SUITE 100 BOCA RATON, FLORIDA 33431
                   TELEPHONE (561) 367-1040 FAX (561) 750-3236

JEFFREY A. BOLTON, CPA, P.A.                  MEMBER OF THE AMERICAN INSTITUTE
MICHAEL I. DASZKAL, CPA, P.A.                 OF  CERTIFIED  PUBLIC  ACCOUNTANTS
ROBERT A. MANELA, CPA, P.A.
TIMOTHY R. DEVLIN. CPA, P.A.
MICHAEL S. KRIDEL, CPA, P.A.



                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders
WRIwebs.com, Inc.

We have audited the accompanying balance sheet of WRIwebs.com, Inc. as of December 31, 1998, and the related statement of operations, changes in stockholders' deficit and cash flows from January 20, 1998 (inception) to December 31, 1998. These financial statements are the responsibility of the management of WRIwebs.com, Inc. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WRIwebs.com, Inc. as of December 31, 1998, and the results of the operations and its cash flows from January 20, 1998 (inception) to December 31, 1998, in conformity with generally accepted accounting principles.

/s/ Daszkal Bolton Manela Devlin & Co. CPAs

Boca Raton, Florida
January 18, 2000

                                WRIwebs.com, Inc.
                                 BALANCE SHEETS

                                     ASSETS



                                                                                        June 30,                September 30,
                                                                December 31,            1999                    1999
                                                                1998                    (Unaudited)             (Unaudited)

      Current assets:
          Cash                                                       $ 4,002             $ 13,832              $ 7,598
          Accounts receivable - net                                   23,633               49,250               71,896
          Loan receivable - stockholder                                8,406                    -                    -
          Loan receivable - other                                          -                    -                  510
                                                                ---------------------------------------------------------
              Total current assets                                    36,041               63,082               80,004
                                                                ---------------------------------------------------------
     Property and equipment, net                                      30,162               35,054               67,094
                                                                ---------------------------------------------------------

              Total assets                                         $  66,203             $ 98,136            $ 147,098
                                                                =========================================================

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

      Current liabilities:
          Accounts payable                                          $ 42,602             $ 51,475             $ 78,798
          Accrued expenses                                            19,187                9,646                9,646
          Deferred revenue                                            74,823               68,192               69,838
          Cash overdraft                                              13,026                    -                    -
          Loan payable - stockholder                                       -               14,601               77,755
          Note payable - current portion                                   -                    -               19,002
                                                                -----------------------------------------------------------
              Total current liabilities                              149,638              143,914              255,039
                                                                -----------------------------------------------------------
      Note payable - equipment                                             -                    -               14,998
                                                                -----------------------------------------------------------
              Total liabilities                                      149,638              143,914              270,037
                                                                -----------------------------------------------------------
      Stockholders' deficit:
          Common stock, $1.00 par value, 7,500
              shares authorized, issued and                            7,500                7,500                7,500
              outstanding
          Additional paid in capital                                       -                    -               13,604
          Accumulated deficit                                        (90,935)             (53,278)            (144,043)
                                                                -------------------------------------------------------------
              Total stockholders' deficit                            (83,435)             (45,778)            (122,939)
                                                                -------------------------------------------------------------
              Total liabilities and stockholders' deficit          $  66,203             $ 98,136            $ 147,098
                                                                =============================================================

                 See accompanying notes to financial statements

                                WRIwebs.com, Inc.
                             STATEMENTS OF OPERATION

                                                              January 20, 1998          Six Months             Three Months
                                                                (Inception)               Ended                   Ended
                                                                  Through             June 30, 1999          September 30, 1999
                                                              December 31, 1998        (Unaudited)             (Unaudited)

     Revenues earned                                           $ 1,037,212              $ 692,390               $ 252,083

     Cost of revenues earned                                       339,713                235,339                 161,348
                                                                --------------------------------------------------------------
               Gross profit                                        697,499                457,051                  90,735

     Operating expenses:
          Selling expenses                                         376,691                271,307                 130,953
          General and administrative expenses                      411,743                148,087                  50,547
                                                                --------------------------------------------------------------
               Total operating expenses                            788,434                419,394                 181,500
                                                                --------------------------------------------------------------
     Net income (loss)                                         $   (90,935)             $  37,657                $(90,765)
                                                                ==============================================================



                 See accompanying notes to financial statements.

                                WRIwebs.com, Inc.
                 STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT

                                                        Number                          Additional
                                                        of              Common          Paid-In         Accumulated
                                                        Shares          Stock           Capital         Deficit         Total

Balance, January 1, 1998                                     -               $ -        $     -         $       -       $       -

Issuance of common stock                                 7,500             7,500              -                             7,500

Net loss - December 31, 1998                                 -                 -              -          (90,935)         (90,935)
                                                        ---------------------------------------------------------------------------
Balance, December 31, 1998                               7,500             7,500              -          (90,935)         (83,435)

Net income - June 30, 1999 (Unaudited)                       -                 -              -           37,657           37,657
                                                        ---------------------------------------------------------------------------
Balance, June 30, 1999 (Unaudited)                       7,500             7,500              -          (53,278)         (45,778)

Issuance of common stock for services                        -                 -          13,604                 -         13,604

Net loss - September 30, 1999 (Unaudited)                    -                 -              -           (90,765)        (90,765)
                                                        ---------------------------------------------------------------------------
Balance, September 30, 1999 (Unaudited)                  7,500           $ 7,500        $ 13,604         $ (144,043)     $(122,939)
                                                        ===========================================================================

                 See accompanying notes to financial statements.

                                WRIwebs.com, Inc.
                            STATEMENTS OF CASH FLOWS


                                                                January 20, 1998        Six Months              Three Months
                                                                (Inception)             Ended                   Ended
                                                                Through                 June 30, 1999           September 30, 1999
                                                                December 31, 1998       (Unaudited)             (Unaudited)

    Cash flows from operating activities:
         Net income (loss)                                          $ (90,935)           $ 37,657               $ (90,765)
         Adjustments to reconcile net income to net
           cash provided by operating activities:
              Depreciation and amortization                             3,836               5,000                   3,700
              Bad debts expense                                         6,398               3,602                   3,000
              Common stock issued for services                              -                   -                  13,604
         (Increase) decrease in:
              Accounts receivables                                    (30,031)            (29,219)                (25,648)
              Loan receivable - other                                       -                   -                    (510)
         Increase (decrease) in:
              Accounts payable                                         42,602               8,873                  27,324
              Accrued expenses                                         19,187              (9,541)                      -
              Deferred revenue                                         74,823              (6,631)                  1,647
                                                                ------------------------------------------------------------
    Net cash provided (used) by operating activities                   25,880               9,741                 (67,648)
                                                                ------------------------------------------------------------

    Cash flows used by investing activities:
         Purchase of property and equipment                           (33,998)             (9,892)                 (1,740)
                                                                ------------------------------------------------------------
    Cash flows from financing activities:
         Issuance of common stock                                       7,500                   -                       -
         Cash overdraft                                                13,026              13,026                       -
         Increase (decrease) in stockholder loan                       (8,406)             23,007                  63,154
                                                                ------------------------------------------------------------
   Net cash provided by financing activities                           12,120              36,033                  63,154
                                                                ------------------------------------------------------------
    Net increase (decrease) in cash                                     4,002              35,882                  (6,234)

    Cash at beginning of year                                              -                4,002                  13,832
                                                                ------------------------------------------------------------
    Cash at end of year                                              $  4,002            $ 39,884               $   7,598
                                                                ============================================================

                See accompanying notes to financial statements.

                                WRIwebs.com, INC.

                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Web Results Institute, Inc. (the "Company") was incorporated under the laws of the State of Florida on August 31, 1998. Prior to its formation as a Subchapter S Corporation, the Company existed as a limited liability company. The Company changed its name to WRIwebs.com, Inc. on April 19, 1999.

The Company was established to design, produce and host websites. Hosting services, including search engine registrations, are typically six-month to one-year contracts.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all cash and other demand deposits to be cash and cash equivalents. As of December 31, 1998, the Company had no cash equivalents.

Property and Equipment

Property and equipment are stated at cost and are being depreciated using the straight-line method over the estimated useful lives of five to seven years.

Revenue Recognition

Revenue from contract sales is recognized when all material services relating to the sale have been substantially performed.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Advertising

Advertising costs are expensed when incurred. The advertising cost incurred for the period ended December 31, 1998 was $7,959.

Unaudited Interim Information

The information presented as of June 30, 1999 and September 30, 1999, and for the six-month period ended June 30, 1999 and the three-month period ended September 30, 1999, has not been audited. In the opinion of management, the unaudited interim financial statements include all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the Company's financial position as of June 30, 1999 and September 30, 1999, and the results of its operations and its cash flows for the six months ended June 30, 1999 and the three months ended September 30, 1999, and the stockholders' deficit for the six months ended June 30, 1999 and for the three months ended September 30, 1999.

                                WRIwebs.com, INC.
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


NOTE 3 - CORPORATION FORMATION

On August 8, 1998, the Company was incorporated, and elected to be treated as an S Corporation. Prior to its formation as a corporation, the Company existed as a limited liability company that began on January 20, 1998. This is a change in legal organization, but not in the entity. This type of transfer is not covered by APB Opinion No. 16 "Business Combinations." The assets and liabilities so transferred were accounted for at historical cost in a manner similar to that in pooling of interests accounting.

NOTE 4 - ALLOWANCE FOR DOUBTFUL ACCOUNTS

Accounts receivable are recorded net of an allowance for doubtful accounts of $6,398 at December 31, 1998.

NOTE 5 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value of cash, accounts receivable, accounts payable and loans to stockholders approximates fair value because of their short maturities.

NOTE 6 - RELATED PARTY TRANSACTIONS

At  December  31,  1998,  the  Company had an  outstanding  receivable  from the
stockholder   in  the  amount  of  $8,406.   The   transactions   involving  the
stockholder/officer are summarized below:

 Balance at January 1, 1998                                      $     -
 Advances to stockholders                                          8,406
                                                                ----------
 Balance at December 31, 1998                                    $ 8,406
                                                                ==========
NOTE 7 - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 1998:

      Computer and other equipment                                  $ 31,762
      Software                                                           406
      Furniture and fixtures                                           1,830
                                                                --------------
           Total property and equipment                               33,998
           Less: accumulated depreciation                             (3,836)
                                                                --------------
      Property and equipment, net                                   $ 30,162
                                                                ==============

Depreciation expense for the period ended December 31, 1998, was $3,836.

                                WRIwebs.com, INC.
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 8 - OPERATING LEASES

The Company leases its facilities in Florida under a long-term operating lease agreement.

Future minimum lease payments are as follows:

                           Year ending             Operating
                        December 31,                Lease

                      ----------------------  --------------------
                              1999                  $ 26,802
                              2000                    35,736
                              2001                     8,934
                                                -----------------
     Total minimum lease payments                   $ 71,472
                                                =================

Rental expense for the period ended December 31, 1998 was $29,571.

NOTE 9 - COMMITMENTS AND CONTINGENCIES

Litigation

The Company believes a claim may arise for unpaid telephone charges in the amount of $19,115. In the opinion of management, this claim will be settled for an estimated $12,000. A payable has been recorded at December 31, 1998 to reflect this claim.

Additionally, the Company believes a claim may arise from an agreement with a website sales selling agent. The selling agent paid $10,000 towards the building of a working relationship between the two companies, but the agent was unable to sell the websites. Management has recorded a payable for half of the potential claim, and a payable of $5,000 has been recorded at December 31, 1998.

NOTE 10 - CONCENTRATION OF CREDIT RISK

Financial instruments, which potentially expose the Company to concentrations of credit risk, as defined by Statement of Financial Accounting Standards No. 105, consist primarily of trade receivables. The Company officers have attempted to minimize this risk by monitoring the companies to whom they provided credit.

NOTE 11 - INCOME TAXES

The Company has elected to be treated as an S Corporation for Federal and State income tax purposes. Under this election, all taxable income, losses and credits pass through to the individual stockholders and are reflected on their individual income tax returns. Consequently, no provision for income taxes has been provided by the corporation. The financial statements reflect earnings on the percentage of completion method of accounting whereas the completed contract method is used for income tax purposes.

NOTE 12 - SUBSEQUENT EVENTS

On November 12, 1999, the Company merged with American Internet Technical Center, Inc. (AITC), a wholly-owned subsidiary of AmeriNet Group.com, Inc. (AmeriNet). As consideration, AmeriNet issued 531,000 shares of common stock to the stockholders of the Company. Under the terms of the acquisition agreement,

                                WRIwebs.com, INC.
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 12 - SUBSEQUENT EVENTS, continued

AmeriNet will invest $300,000 in the Company within 120 days after the completion of the merger and filing of the required reports with the United States Securities and Exchange Commission. Under the terms of the merger, the current majority stockholder of WRI will retain the right, for a period of two years, starting on the 182nd day following the completion of the merger, to exchange all of his AmeriNet securities issued pursuant to the agreement for between seventy and eighty percent of the surviving Company's common stock.

The acquisition will be recorded using the purchase method of accounting. The results of operations since the date of acquisition, November 12, 1999, will be included in the consolidated statements of operations of AmeriNet Group.com, Inc. Goodwill will be recorded and amortized over its useful life using the straight-line method.

On the date of acquisition, the Company's status changed to a regular corporation from an S corporation.